MAINSTAY VP FUNDS TRUST

MainStay VP Absolute Return Multi-Strategy Portfolio

(the “Portfolio”)

Supplement dated April 8, 2016 (“Supplement”)

to the Prospectus dated May 1, 2015, as supplemented

At a Special Meeting of Shareholders held on April 4, 2016, the shareholders of the Portfolio approved a proposal allowing New York Life Investment Management LLC, the investment manager of the Portfolio, to enter into and/or materially amend agreements with certain subadvisors without obtaining shareholder approval.

Therefore, the sixth paragraph of the section of the Prospectus entitled “Who Manages Your Money?” is hereby deleted and replaced with the following:

Additionally, the shareholders of MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay Cushing Renaissance Advantage Portfolio, MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP Emerging Markets Equity Portfolio, MainStay VP Janus Balanced Portfolio, MainStay VP MFS® Utilities Portfolio, MainStay VP PIMCO Real Return Portfolio, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay VP Van Eck Global Hard Assets Portfolio have approved the operations of the Portfolios under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, including the manner contemplated by the Current Order.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.